INTRACO SYSTEMS, INC.
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND OTHER RIGHTS AND QUALIFICATIONS OF
                      SERIES C CONVERTIBLE PREFERRED STOCK

         Intraco Systems, Inc., a corporation organized and existing under the Nevada Business Corporation Act (the "Corporation"),

         DOES HEREBY CERTIFY:

         FIRST: That, by virtue of the authority contained in its Certificate of Incorporation, the Corporation has authority to issue Ten Million (10,000,000) shares of $.01 par value per share preferred stock, the designation and amount thereof and series, together with the powers, preferences, rights, qualifications, limitations or restrictions thereof, to be determined by the Board of Directors pursuant to the applicable laws of the State of Nevada (the "Preferred Stock").

         SECOND: The Board of Directors has authorized the issuance of up to One Million (1,000,000) shares of Series C Convertible Preferred Stock as described hereinafter.

         THIRD: The Board of Directors has hereby established a series of Preferred Stock authorized to be issued by the Corporation as above stated, with the designations and amounts thereof, together with the voting powers, preferences and relative, participating, optional and other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereof, to be as follows:

                      Series C Convertible Preferred Stock

         1. Designation and Amounts. The designation of this series, which consists of One Million (1,000,000) shares of Preferred Stock, is the Series C Convertible Preferred Stock (the "Series C Preferred Stock") and the stated value shall be $15.00 per share (the "Stated Value").

         2. Dividends. The shares of Preferred Stock shall not pay any dividends.


         3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution may be made with respect to the Common Stock or holders of any other series of Preferred Stock subsequently designated, holders of each share of Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus, or capital earnings, an amount equal to $15.00 per share (the "Liquidation Amount").

         If the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of Series C Preferred Stock the full amount of the Liquidation Amount to which they shall be entitled, such Series C Preferred Stockholders shall be entitled to receive such pro-rata share of the assets available for distribution based upon the number of shares of Series C Preferred Stock owned by such stockholder as same bears to the total number of shares of Series C Preferred Stock issued and outstanding at the date of distribution.



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         After the payment of the Liquidation Amount shall have been made in full to the holders of Series C Preferred Stock or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of Series C Preferred Stock so as to be available for such payments, the holders of the Series C Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Corporation, and the remaining assets of the Corporation legally available for distribution to its stockholders shall be distributed among the holders of other classes of securities of the Corporation in accordance with their respective terms.

         The Liquidation Amount shall in all events be paid in cash.

         The Series C Preferred Stock is subordinate to the rights of the holders of the Corporation's Series A Convertible Redeemable Preferred Stock and Series B Convertible Redeemable Preferred Stock.

         4. Voting Rights. In addition to any voting rights provided under the laws of the State of Florida, the Series C Preferred Stock shall vote together with the Common Stock on all actions to be voted on by the stockholders of the Corporation. Each share of Series C Preferred Stock shall entitle the record holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (rounded up to the nearest whole share of Common Stock) into which each share of Series C Preferred Stock is then convertible. The record holders of Series C Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of the Corporation and applicable law.

         5. Conversion Rights. The holders of the Series C Preferred Stock shall have the following rights with respect to the conversion of the Series C Preferred Stock into shares of Common Stock:

         A. General. Commencing on the date on which the Corporation files Articles of Amendment increasing the number of shares of its authorized Common Stock from 100,000,000 shares to 1,000,000,000 shares, each share of Series C Preferred Stock will automatically and without further action be convertible into 750 shares of Common Stock or at a conversion rate of $0.02 per share. Until Articles of Amendment are filed, and to the extent the number of authorized but not outstanding shares of Common Stock are available to permit a partial conversion, the holder of Series C Preferred Stock may make such a partial conversion at the holder's discretion.

         B. Adjustments to Applicable Conversion Ratio. In the event the Corporation shall (i) make or issue a dividend or other distribution payable in Common Stock or on any of its equity securities; (ii) subdivide outstanding shares of Common Stock into a larger number of shares; or (iii) combine outstanding z shares of Common Stock into a smaller number of shares, the Conversion Ratio shall be adjusted by multiplying the existing Conversion Ratio by a fraction:


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                  (x) the numerator of which shall be the number of shares of
                  Common Stock outstanding immediately before the issuance of such additional shares of Common Stock; and

                  (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after to the issuance of such additional shares of Common Stock.

         C. Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5), then in each such event, the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such capital reorganization, reclassification or other change.

         D. Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Conversion Ratio, the Corporation at its expense will furnish each holder of Series C Preferred Stock with a certificate, executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

         E. Exercise of Conversion Privilege. To exercise any partial conversion privilege available hereunder, a holder of Series C Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series C Preferred Stock surrendered conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Series C Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation


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

         shall issue and shall deliver to the holder of the shares of Series C Preferred Stock being converted or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with the provision of this
         Section 5, and cash, as provided in Section 5(G), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series C Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Corporation shall pay any taxes payable with respect to the issuance of Common Stock upon conversion of the Series C Preferred Stock, other than any taxes payable with respect to income by the holders thereof. The right to make such a partial conversion is subject to Section 5(A) hereof.

         F. Cash in Lieu of Fractional Shares. The Corporation may, if it so elects, issue fractional shares of Common Stock or scrip representing fractional shares upon the conversion of shares of Series C Preferred Stock. If the Corporation does not elect to issue fractional shares, the Corporation shall pay to the holder of the shares of Series C Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series C Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series C Preferred Stock being converted.

         G. Partial Conversion. In the event some but not all of the shares of Series C Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C Preferred Stock which were not converted.

         H. Reservation of Common Stock. The Corporation shall at all times use its best efforts and reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the



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         Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         6. Consolidation, Merger, Exchange, etc. In case the Corporation shall enter into any consolidation, merger, combination, statutory share exchange or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, money and/or any other property, then in any such case the Series C Preferred Stock shall at the same time be similarly exchanged or changed into preferred shares of the surviving entity providing the holders of such preferred shares with the same relative rights and preferences as the Series C Preferred Stock.

         7. Re-issuance of Certificates. No share or shares of Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares of Series C Preferred Stock, which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series C Preferred Stock accordingly.

         8. Notices of Record Date. In the event of:


         A. any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shires of stock of any class or any other securities or property, or to receive any other right;

         B. any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger of the Corporation: or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person; or

         C. any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

         then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series C Preferred Stock a notice specifying
         (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and description of such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective; and (iii)



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

         the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten (10) business days prior to the date specified in such notice on which such action is to be taken.

         9. Vote to Change the Terms of Series C Preferred Stock. The affirmative vote at a meeting duly called for such purpose of the holders of not less than 50.1% of the then outstanding Series C Preferred Stock voting as a series, or the written consent without a meeting of the holders of not less than 50.1% of the then outstanding Series C Preferred Stock voting as a series, shall be required for any change to these Certificate of Amendment to the Corporation's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Stock. Each share of outstanding Series C Preferred Stock shall carry the voting rights set forth in Section 4 hereof.

         10. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Series C Preferred Stock Certificates, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Series C Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Corporation to convert such Series C Preferred Stock into Common Stock in which case such Series C Preferred Stock shall be converted pursuant to the terms of the Certificate of Incorporation and a preferred stock certificate shall only be issued if required pursuant to the terms hereof.

         11. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in these Articles of Amendment to the Articles of Incorporation shall be cumulative and in addition to all other remedies available under these Articles of Amendment to the Articles of Incorporation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Amendment to the Articles of Incorporation. The Corporation covenants to each holder of Series C Preferred Stock that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof).


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         12. Specific Shall Not Limit General; Construction. No specific provision contained in these Articles of Amendment to the Articles of Incorporation shall limit or modify any more general provision contained herein. These Articles of Amendment to the Articles of Incorporation shall be deemed to be jointly drafted by the Corporation and all purchasers of the Series C Preferred Stock and shall not be construed against any person as the drafter hereof.

         13. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series C Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         The foregoing Articles of Amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation acting by written consent dated May 15, 2001, pursuant to the Nevada Business Corporation Act. Therefore, the number of votes cast was sufficient for approval.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and other Rights and Qualifications of Series C Preferred stock to be executed by its duly authorized officer.

         Signed, this 26th day of December 2001.


                                       ----------------------------------------

                                       --------------,
                                       Chairman of the Board


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